UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Quanterix Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT OF QUANTERIX CORPORATION

DATED APRIL 29, 2020 FOR THE

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 25, 2020

This supplement (“Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Quanterix Corporation (the “Company”) to be held on June 25, 2020.

On April 30, 2020, the Company began making available to its stockholders a Notice of 2020 Annual Meeting of Stockholders and Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting by distributing a notice of internet availability of proxy materials to its stockholders. This Supplement, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement.

Change in Annual Meeting Location; Virtual-Only Meeting to be Held

On June 11, 2020, the Company issued a press release announcing that, due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize the health and well-being of meeting participants, the Annual Meeting on June 25, 2020 at 10:00 a.m. Eastern Time, will be held in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person. The items of business are the same as set forth in the Notice and Proxy Statement.

Access to Virtual-only Meeting and Log-in Instructions

As described in the Notice and Proxy Statement, stockholders at the close of business on the record date, April 28, 2020, are entitled to attend the Annual Meeting by going to www.meetingcenter.io/257526410. To be admitted to the Annual Meeting at www.meetingcenter.io/257526410, stockholders must enter the 15-digit control number found on their proxy card, notice of internet availability of proxy materials, or email previously received. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m. Eastern Time. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Participating, Voting Electronically and Submitting Questions at the Annual Meeting

Stockholders of Record

Stockholders of record will be able to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without registering in advance. The two items of information needed to access the live webcast of the meeting are the following:

•	Computershare Control Number: the 15-digit control number found on your proxy card, notice of internet availability of proxy materials, or email you previously received

•	Meeting Password: QTRX2020

Beneficial Owners

If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at legalproxy@computershare.com; facsimile at (781) 575-4647; or mail to Computershare, Company Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001, and must be received by Computershare no later than 10:00 a.m. Eastern Time, on June 22, 2020. Computershare will then register you for attendance at the Annual Meeting and provide you with confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Stockholders may also submit questions in advance of the Annual Meeting by emailing their question, along with proof of ownership, to ir@quanterix.com. The Company will, subject to time constraints, answer all questions that are pertinent to the business of the Annual Meeting.

Voting Matters

Whether or not stockholders plan to participate in the virtual-only Annual Meeting, the Company urges stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card and voting instructions included in the Notice and Proxy Statement previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting. If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. Information regarding how to submit your proxy, or change or revoke your proxy, is available on pages 2 and 3 of the Notice and Proxy Statement.

At the Annual Meeting, if you have not submitted your proxy prior to the meeting, or if you wish to change or revoke your proxy, you will be able to vote your shares electronically at the Annual Meeting by clicking “Cast your Vote” on the meeting website.

List of Stockholders

A list of stockholders of record will be available during the virtual Annual Meeting for inspection by stockholders at www.meetingcenter.io/257526410.

Technical Difficulties

A support line will be available on the meeting website shortly prior to, and during, the Annual Meeting to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

June 11, 2020

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ John Fry
John Fry
General Counsel and Secretary

In addition, on June 11, 2020, the Company issued the following press release related to the change in the location of the Annual Meeting from an in-person to a virtual-only meeting.

Quanterix to Host Virtual Annual Meeting of Stockholders

Billerica, Mass. – June 11, 2020 — Quanterix Corporation (Nasdaq:QTRX), a company digitizing biomarker analysis to advance the science of precision health, today announced that it will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize the health and well-being of meeting participants.

The Annual Meeting will be held in a virtual-only format on June 25, 2020, at 10:00 a.m. ET. Stockholders will not be able to attend the Annual Meeting in person, however, stockholders of record and registered beneficial owners as of the close of business on April 28, 2020, will be able to vote and ask questions during the meeting through the online platform.

Attending the Virtual Annual Meeting

Stockholders can attend the meeting by accessing www.meetingcenter.io/257526410 and entering the 15-digit control number found on their proxy card, on the notice of internet availability of proxy materials, or via the email previously received. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

A support line will be available on the meeting website shortly prior to, and during, the Annual Meeting to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

Participating, Voting Electronically and Submitting Questions at the Virtual Annual Meeting

Stockholders of Record

Stockholders of record will be able to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without registering in advance. The two items of information needed to access the live webcast of the meeting are the following:

•	Computershare Control Number: the 15-digit control number found on your proxy card, on the notice of internet availability of proxy materials, or via the email you previously received

•	Meeting Password: QTRX2020

Beneficial Owners

If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at legalproxy@computershare.com; facsimile at (781) 575-4647; or mail to Computershare, Company Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001, and must be received by Computershare no later than 10:00 a.m. ET, on June 22, 2020. Computershare will then register you for attendance at the Annual Meeting and provide you with confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Stockholders may also submit questions in advance of the Annual Meeting by emailing their question, along with proof of ownership, to ir@quanterix.com. The Company will, subject to time constraints, answer all questions that are pertinent to the business of the Annual Meeting.

About Quanterix

Quanterix is a company that’s digitizing biomarker analysis with the goal of advancing the science of precision health. The company’s digital health solution, Simoa, has the potential to change the way in which healthcare is provided today by giving researchers the ability to closely examine the continuum from health to disease. Quanterix’ technology is designed to enable much earlier disease detection, better prognoses and enhanced treatment methods to improve the quality of life and longevity of the population for generations to come. The technology is currently being used for research applications in several therapeutic areas, including oncology, neurology, cardiology, inflammation and infectious disease. The company was established in 2007 and is located in Billerica, Massachusetts. For additional Information, please visit https://www.quanterix.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements in this news release are based on Quanterix’ expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause Quanterix’ actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in Quanterix’ filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as required by law, Quanterix assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Contacts:

Media Contacts:

PAN Communications

Staci Didner, (407) 734-7325

quanterix@pancomm.com

Investor Relations Contact:

Stephen Hrusovsky

(774) 278-0496

shrusovsky@quanterix.com